SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 1, 2007
                                                --------------------------------

                              BANCFIRST CORPORATION
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             (Exact name of registrant as specified in its charter)

         Oklahoma                    0-14384                   73-1221379
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(State or other jurisdiction       (Commission              (I.R.S. Employer
    of incorporation)              File Number)             Identification No.)

              101 N Broadway, Oklahoma City, OK              73102
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             (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code     (405) 270-1086
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|X| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The Board of Directors of BancFirst Corporation approved the initiation of a modified "Dutch Auction" tender offer to purchase up to 500,000 shares of its outstanding common stock. Reference is made to the news release filed at Exhibit 99(i) to this Form 8-K and incorporated herein by reference.

Important Information Regarding Tender Offer

The announcement contained in the press release is not a recommendation, an offer to purchase or a solicitation of an offer to sell shares of the Company's stock. The Company has not commenced the tender offer described in the announcement. Upon commencement of the tender offer, the Company will file with the Securities and Exchange Commission a tender offer statement on Schedule TO and related exhibits, including the offer to purchase, letter of transmittal, and other related documents. Shareholders should read the offer to purchase, the tender offer statement on Schedule TO and related exhibits when such documents are filed and become available, as they will contain important information about the tender offer. Shareholders can obtain these documents when they are filed. These documents will be available free of charge on the Securities and Exchange Commission's website at www.sec.gov, or from our Information Agent, MacKenzie Partners Inc., by writing to 105 Madison Avenue, New York, New York 10016 or proxy@mackenziepartners.com, or by calling toll free (800) 322-2885.

Exhibit 99.1 Text of Press Release, dated August 1, 2007 issued by BancFirst Corporation titled "BancFirst Corporation Announces Dutch Auction Self-Tender Offer For Up To 500,000 Shares".


                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  BancFirst Corporation
                                                  ---------------------
                                                  (Registrant)


August 1, 2007

                                                  /s/ Joe T. Shockley, Jr.
                                                  ------------------------
                                                  Joe T. Shockley, Jr.
                                                  (Principal Financial Officer)